  SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report   (Date of earliest event reported): November 27, 2000

Greater Bay Bancorp
(Exact name of registrant as specified in its charter)

California	77-0387041
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 0-25034

2860 West Bayshore Road
Palo Alto, California 94303
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (650) 813-8200

Item 5.	Other Events

     On November 27, 2000, Greater Bay Bancorp (the "Registrant") issued a press release with respect to its expectations regarding asset quality, growth and earnings estimates for the fourth quarter of 2000 and the full year 2001. The first, sixth, seventh and eighth paragraphs of the press release, which appear as part of Exhibit 99.1, are filed and incorporated herein by reference.

Item 7.	Financial Statements and Exhibits.

Exhibits

99.1	Press Release dated November 27, 2000 re fourth quarter 2000 and year 2001 expectations

99.2	Greater Bay Bancorp slide presentation for November 29, 2000 U.S. Bancorp Piper Jaffray conference

Item 9.	Regulation FD Disclosure

    The title, second, third, fourth and fifth paragraphs of the press release appearing in Exhibit 99.1 are not filed but are furnished pursuant to Regulation FD.

     The slide presentation appearing in Exhibit 99.2 is not filed but is furnished pursuant to Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greater Bay Bancorp (Registrant)

Dated: November 27, 2000	By:	/s/ Linda M. Iannone
Linda M. Iannone Senior Vice President and General Counsel

Exhibit Index

99.1	Press Release dated November 27, 2000 re fourth quarter 2000 and year 2001 expectations

99.2	Greater Bay Bancorp slide presentation for November 29, 2000 U.S. Bancorp Piper Jaffray conference